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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 7, 1997, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-21611) and related Prospectus of MAXIMUS, Inc. for the registration of shares of its common stock.


                                          /s/ ERNST & YOUNG LLP

Washington, DC

May 12, 1997